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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2004

                           MARKLAND TECHNOLOGIES, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

          FLORIDA                    000-28863                 84-1331134
          -------                    ---------                 ----------
(State or Other Jurisdiction         (Commission             (Irs Employer
      of Incorporation)              File Number)         Identification Number)

                   #207 54 DANBURY ROAD, RIDGEFIELD, CT 06877
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 894-9700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding Markland's ability to repay existing indebtedness, lack of continuing operations, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 1.01         ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFFICIAL, BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         On November 9, 2004, we entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with Harborview Master Fund, LP and Southridge Partners, LP(the "Investors") pursuant to which we sold warrants to purchase shares of our common stock and secured convertible promissory notes for the aggregate consideration of $1,350,000. We received net proceeds of $1,174,500 from this private placement. We intend to use the proceeds from this offering for working capital. The offer and sale of these securities was made in reliance on Section 4(2) of Securities Act of 1933, as amended. The Investors are "accredited investors" within the meaning of Regulation D.

         The Securities Purchase Agreement contains standard representations, covenants and events of default. Occurrence of an event of default allows the Investors to accelerate the payment of the notes and/or exercise other legal remedies, including foreclosing on collateral.

The Notes
---------

         The notes issued in connection with this private placement are in the aggregate principal amount of one million seven hundred fifty five thousand dollars ($1,755,000) and accrue interest daily at the rate of eight percent (8%) per year on the then outstanding and unconverted principal balance of the notes. The notes will mature on November 9, 2005.

         At any time, and at the option of the Investors, the outstanding principal and accrued interest of the notes may be converted into shares of our common stock at an initial conversion price per share of $0.80.

         Under the terms of each these notes, we are required to pay a principal amount on each note equal to the consideration paid by the Investor holding such note plus any accrued interest by March 15, 2005, and the remaining outstanding balance by November 9, 2005. If we do not make the March 15, 2005 prepayment, the conversion price will be adjusted from $0.80 per share to the lower of (i) $0.80 and (ii) a floating rate equal to 80% of average closing price per share of our common stock for the five trading days preceding conversion.

                                       2



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         In the event we issue common stock or common stock equivalents at a price per share below the then effective conversion price of the convertible notes, the conversion price will be reduced to that lower price per share.

The Warrants
------------

         The warrants issued in connection with this private placement entitle the Investors to purchase an aggregate of 2,193,750 shares of our common stock, at any time and from time to time, through November 9, 2009.

         Under the terms of the warrants, if we do not make a prepayment of an aggregate of $1,350,00 in principal, plus any interest having accrued thereon, on the notes issued to the Investors in this private placement by March 15, 2005, the exercise price of the warrant will be reduced from $1.50 to the lesser of (i) $0.792 and (ii) 80% of the average closing price per share of our common stock on the date the adjustment is made.

         Adjustments are also required in the event that we issue common stock or common stock equivalents at a price per share below the then effective exercise price of the warrants. The exercise price will be reduced to that lower price per share

         In the event any of the foregoing adjustments are made, the warrants will become exercisable for a number of shares equal to the aggregate exercise price (i.e., the exercise price per share multiplied by the number of underlying shares) prior to the adjustment divided by the adjusted exercise price per share.

Registration Rights and Liquidated Damages
------------------------------------------

         We have agreed to prepare and file with the SEC a registration statement covering the resale of all of the shares of our common stock issuable upon conversion of the notes and the exercise of the warrants issued in connection with this private placement, as provided in the Securities Purchase Agreement dated November 9, 2004.

         The investors in our September 21, 2004 private placement have consented to the inclusion of the Investors and additional selling shareholders with piggy back registration rights in the filing of the registration statement on Form SB-2 to be filed in connection with our September 21, 2004 private placement. In addition, they have waived their rights to liquidated damages pursuant to the Registration Rights Agreement dated September 21, 2004, that would have been paid in connection with our filing of the registration statement on November 10, 2004, instead of November 5, 2004.

         The terms of the Securities Purchase Agreement with the Investors requires that if either: (i) the registration statement is not declared effective by December 20, 2004, or within five trading days after the SEC notifies us that the registration will not be reviewed or is not subject to further review or comments; or (ii) this registration statement is suspended for more than an aggregate of 20 trading days, whether or not consecutive, in any twelve-month period, we will be required to pay each of the Investors liquidated damages in an amount equal to 2% of such Investor's investment amount, half of which may, at our option, be paid in common stock of equivalent value. Such value shall be determined based on the lower of (i) the average of the closing price of our common stock for the five days preceding the payment date and (ii) the closing price of our common stock on the day preceding the date that stock is delivered to the Investors.

Security Interest
-----------------

         We have granted a security interest in and a lien on substantially all of our assets to the Investors pursuant to the terms of the Securities Purchase Agreement, dated November 9, 2004. This security interest is subordinated to the security interests granted in connection with the acquisition of EOIR and the September 21, 2004 private placement.

         A full description of this transaction and related matters is included in the Company's Registration Statement on Form SB-2 filed on November 10, 2004.



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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                                                           FILED WITH                INCORPORATED BY REFERENCE
 EXHIBIT                                                   THIS FORM     ----------------------------------------------
   NO.                    DESCRIPTION                         8-K           FORM         FILING DATE        EXHIBIT NO.
 -------    ------------------------------------------     ----------    ----------    ---------------     ------------
   99.1*     Securities Purchase Agreement between                          SB-2       November 10, 2004       10.50
             Markland Technologies, Inc., Harborview
             Master Fund, LP and Southridge Partners
             dated November 9, 2004

   99.2      Form of Convertible Note issued to                             SB-2       November 10, 2004       10.51
             Harborview Master Fund, LP and Southridge
             Partners, LP

   99.3      Form of Warrant issued to Harborview Master                    SB-2       November 10, 2004       10.52
             Fund, LP and Southridge Partners, LP

   99.4      Subordination Agreement between DKR
             Soundshore Oasis Holding Fund, LLC DKR                         SB-2       November 10, 2004       10.53
             Soundshore Strategic Holding Fund, LLC,
             Harborview Master Fund, LP, Southridge
             Partners, LP, and Markland
             Technologies,Inc., dated November 9, 2004

   99.5      Conditional Waiver and Consent between DKR
             Soundshore Oasis Holding Fund, LLC DKR                         SB-2       November 10, 2004       10.54
             Soundshore Strategic Holding Fund, LLC,
             Harborview Master Fund, LP, Southridge
             Partners, LP, and Markland Technologies,
             Inc., dated November 9, 2004
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         -----------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              MARKLAND TECHNOLOGIES, INC.

                                              By: /s/ Robert Tarini
                                                  -----------------------------
                                                  Robert Tarini
                                                  Chief Executive Officer

Date: November 9, 2004



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                                  EXHIBIT INDEX

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                                                           FILED WITH                INCORPORATED BY REFERENCE
 EXHIBIT                                                   THIS FORM     ----------------------------------------------
   NO.                    DESCRIPTION                         8-K           FORM         FILING DATE        EXHIBIT NO.
 -------    ------------------------------------------     ----------    ----------    ---------------     ------------
   99.1*     Securities Purchase Agreement between                          SB-2       November 10, 2004       10.50
             Markland Technologies, Inc., Harborview
             Master Fund, LP and Southridge Partners
             dated November 9, 2004

   99.2      Form of Convertible Note issued to                             SB-2       November 10, 2004       10.51
             Harborview Master Fund, LP and Southridge
             Partners, LP

   99.3      Form of Warrant issued to Harborview Master                    SB-2       November 10, 2004       10.52
             Fund, LP and Southridge Partners, LP
             Subordination Agreement between DKR

   99.4      Subordination Agreement between DKR
             Soundshore Oasis Holding Fund, LLC DKR                         SB-2       November 10, 2004       10.53
             Soundshore Strategic Holding Fund, LLC,
             Harborview Master Fund, LP, Southridge
             Partners, LP, and Markland
             Technologies,Inc., dated November 9, 2004

   99.5      Conditional Waiver and Consent between DKR
             Soundshore Oasis Holding Fund, LLC DKR                         SB-2       November 10, 2004       10.54
             Soundshore Strategic Holding Fund, LLC,
             Harborview Master Fund, LP, Southridge
             Partners, LP, and Markland Technologies,
             Inc., dated November 9, 2004

         -----------------
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